PREMISES AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2012
Summary of Premises and Equipment

Premises and equipment consisted of the following at year end:

	2012	2011
Land	$3,908	$3,908
Buildings	12,437	12,425
Furniture and equipment	3,499	3,334

Total cost	19,844	19,667
Accumulated depreciation	(5,120)	(4,546)

Net book value	$14,724	$15,121